MAA	November 1, 2012	Supplemental Data S-1

MULTIFAMILY COMMUNITIES AND UNITS

Dollars in thousands

MULTIFAMILY COMMUNITIES

	Number of Units					Number of Communities
	2012			2011		2012			2011
	Sept 30 (1)	Jun 30	Mar 31	Dec 31	Sept 30	Sept 30 (2)	Jun 30	Mar 31	Dec 31	Sept 30
Same store communities	40,609	40,609	40,609	40,181	40,181	136	136	136	135	135
Stabilized non-same store communities	6,700	6,206	5,667	6,691	5,976	23	24	22	25	22
Development communities	1,220	1,220	1,220	950	950	3	3	3	2	2
Lease-up communities	-	-	-	-	208	-	-	-	-	1
Wholly-owned communities	48,529	48,035	47,496	47,822	47,315	162	163	161	162	160
Joint venture communities	1,782	1,782	2,261	2,261	2,261	6	6	7	7	7
Total Multifamily communities	50,311	49,817	49,757	50,083	49,576	168	169	168	169	167

(1) The Number of Units for Development Communities includes 588 units which have not yet been delivered and are unavailable for occupancy.

(2) The Number of Communities for Development Communities excludes one development which is a phase II to an existing community.

DEVELOPMENT PIPELINE (3)

2.9% of Multifamily Gross Assets

		Units
			Percent	Percent of				Current
			Available	Available to Occupy		Estimated Cost		Cost	Construction		Initial	Expected
	MSA	Total	to Occupy	Occupied	Leased	Total	per Unit	to Date	Start	Finish	Occupancy	Stabilized
Cool Springs	Nashville	428	75%	84%	60%	$55,700	$130	$51,835	4Q10	4Q12	1Q12	4Q13
River's Walk	Charleston	270	0%	N/A	N/A	33,000	$122	10,361	1Q12	4Q13	2Q13	4Q14
Ridge at Chenal Valley	Little Rock	312	100%	66%	69%	28,500	$91	27,132	2Q11	3Q12	1Q12	3Q13
1225 South Church Phase II	Charlotte	210	0%	N/A	N/A	26,700	$127	19,461	2Q11	1Q13	1Q13	1Q14
Total		1,220	52%	75%	64%	$143,900	$118	$108,789

(3) Subsequent to September 30, 2012, MAA acquired 2 acres of land in Jacksonville, FL on which it intends to develop a 294-unit community.

DEVELOPMENT AND LEASE-UP OPERATING DATA

	2012			2011
	Sept 30	Jun 30	Mar 31	Dec 31	Sept 30
Revenue from development communities	$1,649	$771	$197	$2	$2
Revenue from lease-up communities	-	-	-	-	720
Total development and lease-up revenues	1,649	771	197	2	722

Operating expenses from development communities	593	379	232	55	55
Operating expenses from lease-up communities	-	-	-	-	307
Total development and lease-up operating expenses	593	379	232	55	362

Total development and lease-up NOI	$1,056	$392	$(35)	$(53)	$360
Number of communities represented (4)	3	3	3	2	3

(4) The Number of Communities Represented excludes one development community which is a phase II to an existing community; however, values for the phase are included in the table.

MAA	November 1, 2012	Supplemental Data S-2

MULTIFAMILY COMMUNITY STATISTICS

Dollars in thousands except Average Effective Rent

					Average
					Effective
	As of September 30, 2012				Rent for the
			Percent to		Three Months
	Completed	Gross	Total of Gross	Physical	Ended
	Units	Real Assets	Real Assets	Occupancy	Sept 30, 2012

Dallas, TX	4,810	$358,643	9.4%	96.4%	$883.25
Atlanta, GA	3,238	$318,442	8.3%	95.2%	$949.98
Jacksonville, FL	3,950	$280,116	7.3%	97.1%	$837.78
Nashville, TN	2,779	$227,103	5.9%	96.4%	$879.05
Houston, TX	2,909	$222,368	5.8%	95.3%	$888.90
Austin, TX	2,255	$177,832	4.6%	97.5%	$913.40
Raleigh/Durham, NC	1,549	$159,152	4.2%	95.8%	$928.52
Tampa, FL	1,786	$128,836	3.4%	95.4%	$929.68
Phoenix, AZ	1,024	$115,430	3.0%	94.6%	$772.29
Orlando, FL	682	$64,546	1.7%	98.4%	$889.65
South Florida	480	$55,281	1.4%	95.8%	$1,371.24
Richmond, VA	300	$41,703	1.1%	94.7%	$1,222.87
Charlotte, NC	196	$27,278	0.7%	99.0%	$1,179.02
Large Markets	25,958	$2,176,730	56.8%	96.2%	$904.33

Memphis, TN	3,305	$191,592	5.0%	95.7%	$763.52
San Antonio, TX	1,176	$111,627	2.9%	96.6%	$996.03
Greenville, SC	1,748	$91,567	2.4%	96.1%	$672.67
Columbus, GA	1,509	$85,574	2.2%	96.0%	$761.26
Little Rock, AR	1,056	$76,778	2.0%	96.6%	$817.15
Savannah, GA	782	$72,017	1.9%	94.8%	$918.80
Jackson, MS	1,241	$66,083	1.7%	95.2%	$781.06
Lexington, KY	924	$64,343	1.7%	95.9%	$776.47
Norfolk, Hampton, VA Beach, VA	536	$54,948	1.4%	97.9%	$1,065.84
Kansas City, MO	323	$52,068	1.4%	92.9%	$1,211.63
Tallahassee, FL	604	$45,151	1.2%	95.0%	$899.90
Augusta, GA/Aiken, SC	912	$44,849	1.2%	94.0%	$695.90
Birmingham, AL	440	$43,830	1.1%	93.2%	$1,025.85
Charleston, SC	488	$43,765	1.1%	97.1%	$992.09
Chattanooga, TN	943	$42,939	1.1%	96.7%	$725.33
Macon, GA	694	$41,419	1.1%	93.9%	$751.01
All Other Secondary Markets by State (individual markets <$40MM gross real assets)
Florida	2,130	$137,874	3.6%	95.9%	$785.26
Georgia	1,233	$73,749	1.9%	96.8%	$714.00
Alabama	752	$47,877	1.3%	93.6%	$731.17
Virginia	232	$39,194	1.0%	95.7%	$1,338.13
Tennessee	665	$37,181	1.0%	96.8%	$675.42
South Carolina	576	$33,897	0.9%	97.6%	$737.89
Kentucky	624	$33,215	0.9%	97.1%	$752.84
North Carolina	240	$9,576	0.3%	97.1%	$595.59
Secondary Markets	23,133	$1,541,113	40.3%	95.8%	$798.39

Subtotal	49,091	$3,717,843	97.1%	96.0%	$854.41

		Total
		Units
Nashville, TN	Large	428	320	$51,846	1.4%	50.6%	$1,395.00
Charleston, SC	Secondary	270	-	$10,361	0.3%	N/A	N/A
Little Rock, AR	Secondary	312	312	$27,133	0.7%	65.7%	$1,011.32
Charlotte, NC	Large	210	-	$19,461	0.5%	N/A	N/A
Lease-up and Development		1,220	632	$108,801	2.9%	58.1%	$1,205.59

Total Multifamily Communities		50,311	49,723	$3,826,644	100.0%	95.6%	$858.87

MAA	November 1, 2012	Supplemental Data S-3

SAME STORE SUMMARY

Dollars in thousands

	Three Months Ended September 30,			Nine Months Ended September 30,
			Percent			Percent
	2012	2011	Change	2012	2011	Change
Revenues	$105,638	$101,361	4.2%	$312,233	$299,013	4.4%
Expense	44,628	44,187	1.0%	130,370	127,281	2.4%
NOI	$61,010	$57,174	6.7%	$181,863	$171,732	5.9%

	Percent Change from Prior Year
	1Q12	2Q12	3Q12	YTD
Revenues	4.5%	4.6%	4.2%	4.4%
Expense	4.5%	1.9%	1.0%	2.4%
NOI	4.5%	6.5%	6.7%	5.9%

	Percent Change from Prior Quarter
	1Q12	2Q12	3Q12
Revenues	1.7%	1.5%	1.5%
Expense	1.4%	1.1%	3.5%
NOI	1.9%	1.8%	0.1%

NOI BRIDGE

Dollars in thousands

	Three Months Ended			Nine Months Ended
	9/30/12	6/30/12	9/30/11	9/30/12	9/30/11
NOI
Large market same store	$33,058	$32,748	$30,530	$97,904	$91,208
Secondary market same store	27,952	28,224	26,644	83,959	80,524
Total same store	61,010	60,972	57,174	181,863	171,732
Non-same store	13,521	12,422	7,569	35,578	17,489
Total NOI	74,531	73,394	64,743	217,441	189,221
Held for sale NOI included above	(462)	(1,657)	(2,669)	(3,956)	(8,264)
Management fee income	209	209	265	687	751
Depreciation and amortization	(31,984)	(30,985)	(28,052)	(92,687)	(81,103)
Acquisition expense	(1,343)	(865)	(592)	(1,574)	(2,331)
Property management expenses	(5,460)	(5,570)	(4,904)	(16,484)	(15,242)
General and administrative expenses	(3,527)	(3,462)	(3,996)	(10,436)	(14,045)
Interest and other non-property income	89	112	140	343	599
Interest expense	(14,698)	(14,170)	(15,183)	(42,978)	(42,681)
(Loss) gain on debt extinguishment	-	(15)	(63)	5	(111)
Amortization of deferred financing costs	(971)	(869)	(724)	(2,611)	(2,146)
Net casualty loss and other settlement proceeds	(22)	2	(286)	(24)	(692)
Gain (loss) on sale of non-depreciable or non-real estate assets	48	(3)	147	45	163
Loss from real estate joint ventures	(72)	(67)	(107)	(170)	(530)
Discontinued operations	15,740	13,418	5,732	39,017	7,697
Net income attributable to noncontrolling interests	(1,212)	(1,312)	(660)	(3,702)	(1,223)
Net income attributable to MAA	$30,866	$28,160	$13,791	$82,916	$30,063

MAA	November 1, 2012	Supplemental Data S-4

CURRENT PERIOD SAME STORE DETAILS

Dollars in thousands except Average Effective Rent

CURRENT PERIOD ACTUALS As of September 30, 2012, unless otherwise noted

		Three Months Ended September 30, 2012
					Average		Quarterly	Twelve
					Effective	Physical	Economic	Month
	Units	Revenue	Expense	NOI	Rent	Occupancy	Occupancy (1)	Turn Rate
Large Markets
Dallas, TX	3,791	$10,567	$4,567	$6,000	$850.74	96.7%	94.9%	56.2%
Jacksonville, FL	3,471	$8,582	$3,505	$5,077	$789.91	97.2%	94.0%	54.2%
Nashville, TN	2,479	$7,039	$2,868	$4,171	$868.08	96.3%	94.3%	55.8%
Atlanta, GA	2,109	$5,842	$2,440	$3,402	$855.11	95.3%	92.7%	51.8%
Houston, TX	2,281	$6,494	$2,879	$3,615	$873.25	95.2%	93.1%	58.1%
Raleigh/Durham, NC	1,341	$3,723	$1,366	$2,357	$861.50	95.6%	94.3%	51.8%
Austin, TX	1,776	$5,119	$2,299	$2,820	$864.03	97.5%	95.9%	54.2%
Phoenix, AZ	1,024	$2,576	$1,143	$1,433	$772.29	94.6%	92.6%	59.6%
Tampa, FL	1,552	$4,612	$2,024	$2,588	$907.45	95.5%	93.3%	49.7%
South Florida	480	$1,975	$791	$1,184	$1,371.24	95.8%	93.1%	45.8%
Orlando, FL	288	$682	$271	$411	$770.58	97.2%	94.9%	45.5%
Large Markets Total	20,592	$57,211	$24,153	$33,058	$858.75	96.2%	94.0%	54.4%

Secondary Markets
Memphis, TN	3,305	$7,978	$3,452	$4,526	$763.52	95.7%	91.9%	54.9%
Greenville, SC	1,748	$3,817	$1,684	$2,133	$672.67	96.1%	93.2%	58.4%
Columbus, GA	1,509	$3,684	$1,549	$2,135	$761.26	96.0%	92.6%	71.4%
Jackson, MS	1,241	$3,091	$1,232	$1,859	$781.06	95.2%	92.6%	61.7%
Lexington, KY	924	$2,233	$897	$1,336	$776.47	95.9%	92.4%	60.8%
Little Rock, AR	808	$1,855	$716	$1,139	$731.60	96.3%	93.7%	54.3%
Savannah, GA	526	$1,529	$554	$975	$911.78	95.4%	93.6%	56.1%
Augusta, GA/Aiken, SC	912	$2,070	$923	$1,147	$695.90	94.0%	93.8%	63.9%
Charleston, SC	488	$1,566	$580	$986	$992.09	97.1%	94.7%	62.9%
Chattanooga, TN	943	$2,303	$1,000	$1,303	$725.33	96.7%	95.3%	57.6%
Jackson, TN	665	$1,432	$749	$683	$675.42	96.8%	95.1%	58.2%
Columbia, SC	576	$1,412	$665	$747	$737.89	97.6%	92.9%	51.2%
Huntsville, AL	544	$1,212	$559	$653	$712.52	91.7%	87.7%	56.4%
Warner Robins, GA	504	$1,186	$482	$704	$744.30	96.4%	91.4%	58.5%
All Other Secondary Markets by State (individual markets <$30MM gross real assets)
Florida	2,230	$5,516	$2,310	$3,206	$774.73	95.7%	93.3%	55.7%
Georgia	1,126	$2,510	$1,146	$1,364	$706.06	95.7%	92.3%	58.7%
Kentucky	624	$1,472	$523	$949	$752.84	97.1%	94.7%	53.8%
Texas	400	$1,158	$455	$703	$920.09	98.3%	96.9%	70.8%
Alabama	408	$1,030	$459	$571	$759.35	97.5%	94.6%	54.7%
Virginia	296	$891	$342	$549	$911.96	99.3%	95.0%	66.6%
North Carolina	240	$482	$198	$284	$595.59	97.1%	96.6%	65.8%
Secondary Markets Total	20,017	$48,427	$20,475	$27,952	$755.78	96.0%	93.1%	58.9%

Total Same Store	40,609	$105,638	$44,628	$61,010	$807.99	96.1%	93.6%	56.6%

(1) Economic Occupancy represents Net Potential Rent less Delinquencies, Vacancies and Cash Concessions divided by Net Potential Rent.

MAA	November 1, 2012	Supplemental Data S-5

SAME STORE GROWTH DETAILS

PERCENT CHANGE TO THREE MONTHS ENDED SEPTEMBER 30, 2012

FROM THREE MONTHS ENDED JUNE 30, 2012 (PRIOR QUARTER) AND THREE MONTHS ENDED SEPTEMBER 30, 2011 (PRIOR YEAR)

									Average
	Revenue		Expense		NOI		Physical Occupancy		Effective Rent
	Prior	Prior	Prior	Prior	Prior	Prior	Prior	Prior	Prior	Prior
	Quarter	Year	Quarter	Year	Quarter	Year	Quarter	Year	Quarter	Year
Large Markets
Dallas, TX	2.4%	7.8%	4.4%	2.9%	1.0%	11.8%	0.4%	0.7%	2.4%	8.7%
Jacksonville, FL	1.5%	3.1%	1.8%	0.4%	1.3%	5.0%	1.3%	-0.4%	1.1%	3.5%
Nashville, TN	2.6%	7.5%	3.4%	6.8%	2.2%	8.1%	-0.8%	-0.1%	3.0%	8.1%
Atlanta, GA	0.5%	2.7%	4.1%	0.6%	-2.0%	4.2%	1.1%	-0.5%	1.6%	4.8%
Houston, TX	2.5%	6.5%	2.2%	5.0%	2.8%	7.8%	-2.4%	-0.5%	2.4%	6.5%
Raleigh/Durham, NC	2.0%	5.6%	2.9%	2.2%	1.5%	7.6%	-1.0%	-1.6%	2.6%	6.6%
Austin, TX	4.4%	11.0%	4.7%	5.8%	4.1%	15.7%	0.7%	2.0%	2.5%	9.4%
Phoenix, AZ	0.8%	4.2%	2.0%	-11.5%	-0.1%	21.4%	0.4%	1.5%	-0.2%	3.4%
Tampa, FL	1.3%	4.5%	1.9%	4.8%	0.7%	4.3%	0.0%	-1.3%	1.4%	4.7%
South Florida	-1.6%	3.0%	9.7%	5.3%	-8.0%	1.5%	0.4%	1.4%	1.9%	4.3%
Orlando, FL	0.3%	3.8%	-2.9%	5.0%	2.5%	3.0%	1.7%	-1.1%	1.5%	5.8%
Large Markets Total	1.9%	5.8%	3.3%	2.7%	0.9%	8.3%	0.1%	0.0%	2.0%	6.3%

Secondary Markets
Memphis, TN	0.2%	1.5%	-0.3%	-4.8%	0.5%	6.9%	-0.6%	-0.5%	1.4%	2.9%
Greenville, SC	1.9%	5.8%	5.3%	0.8%	-0.7%	10.1%	0.8%	0.2%	1.9%	5.4%
Columbus, GA	2.0%	-1.1%	5.7%	-3.2%	-0.6%	0.5%	1.0%	-0.8%	0.1%	2.3%
Jackson, MS	-0.3%	2.1%	3.2%	1.8%	-2.5%	2.4%	-0.4%	-1.1%	0.6%	3.3%
Lexington, KY	1.8%	4.3%	8.2%	-2.2%	-2.1%	9.2%	0.2%	-0.9%	3.3%	6.6%
Little Rock, AR	0.5%	0.2%	6.7%	-0.4%	-3.1%	0.5%	-0.6%	-0.7%	1.2%	2.5%
Savannah, GA	2.3%	4.7%	-0.7%	1.5%	4.1%	6.7%	-0.8%	-2.3%	2.1%	5.0%
Augusta, GA/Aiken, SC	0.5%	0.4%	5.2%	-5.0%	-3.0%	5.3%	-1.7%	0.2%	0.9%	1.0%
Charleston, SC	2.9%	3.3%	2.3%	-5.1%	3.2%	9.0%	2.2%	0.6%	2.8%	5.3%
Chattanooga, TN	1.5%	4.8%	3.2%	-0.5%	0.2%	9.3%	-0.3%	-0.4%	2.4%	6.2%
Jackson, TN	1.2%	3.2%	8.6%	1.9%	-5.8%	4.8%	2.5%	1.2%	0.9%	3.9%
Columbia, SC	3.1%	5.5%	5.1%	-1.3%	1.5%	12.3%	2.6%	2.1%	2.4%	5.1%
Huntsville, AL	-3.0%	-3.2%	9.4%	4.3%	-11.6%	-8.8%	-3.5%	-1.1%	1.6%	2.1%
Warner Robins, GA	-2.6%	-2.3%	1.5%	-3.6%	-5.2%	-1.4%	2.0%	1.2%	0.4%	2.6%
All Other Secondary Markets by State (individual markets <$30MM gross real assets)
Florida	1.2%	3.3%	2.8%	2.5%	0.0%	3.8%	0.9%	-0.2%	1.6%	4.1%
Georgia	0.7%	0.4%	6.0%	0.9%	-3.4%	0.0%	0.8%	-0.7%	0.7%	1.5%
Kentucky	2.4%	6.4%	2.3%	-0.6%	2.4%	10.7%	0.1%	0.3%	2.8%	8.6%
Texas	0.4%	5.3%	-3.4%	-1.7%	3.1%	10.4%	2.0%	3.1%	0.7%	7.5%
Alabama	-0.2%	1.5%	11.4%	6.3%	-7.9%	-2.1%	0.0%	-0.5%	0.7%	3.4%
Virginia	2.4%	2.9%	11.0%	2.4%	-2.3%	3.2%	3.0%	1.0%	-0.1%	1.7%
North Carolina	6.2%	4.1%	-1.0%	2.1%	11.8%	5.6%	0.0%	-2.1%	2.0%	5.0%
Secondary Markets Total	1.0%	2.4%	3.8%	-0.9%	-1.0%	4.9%	0.3%	-0.2%	1.4%	3.8%

Total Same Store	1.5%	4.2%	3.5%	1.0%	0.1%	6.7%	0.2%	-0.1%	1.7%	5.2%

MAA	November 1, 2012	Supplemental Data S-6

OPERATING RESULTS

Dollars in thousands

	Three Months
	Ended
	September 30,	Trailing
	2012	4 Quarters
Net income attributable to MAA	$30,866	$101,674
Depreciation and amortization	31,984	122,454
Interest expense	14,698	57,712
Loss on debt extinguishment	-	639
Amortization of deferred financing costs	971	3,367
Net casualty loss and other settlement proceeds	22	(49)
Gain on sale of non-depreciable or non-real estate assets	(48)	(966)
Net casualty loss and other settlement proceeds of discontinued operations	(99)	(38)
Depreciation of discontinued operations	416	3,745
Gain on sale of discontinued operations	(16,092)	(46,346)
EBITDA	$62,718	$242,192

	Three Months Ended
	September 30,
	2012		2011
EBITDA/Debt Service	4.01	x	3.41	x
Fixed Charge Coverage (1)	4.27		3.58	x
Total Debt/Total Gross Assets	45.1%		47.2%
Total Net Debt (2)/Total Gross Assets	44.7%		46.5%
Total Net Debt (2)/EBITDA	6.99	x	7.61	x
Unencumbered Assets/Total Gross Assets	51.1%		23.9%

(1) Fixed charge coverage represents EBITDA divided by interest expense and preferred dividends.

(2) Total Net Debt equals Total Debt less Cash and Cash Equivalents.

DEBT AS OF SEPTEMBER 30, 2012

Dollars in thousands

SUMMARY OF OUTSTANDING INTEREST RATE MATURITIES

		Average Years
	Principal	to Rate	Effective
	Balance	Maturity	Rate
Secured Debt
Conventional - Fixed Rate or Swapped	$832,575	4.0	5.0%
Tax-free - Fixed Rate or Swapped	17,800	-	4.4%
Conventional - Variable Rate - Capped (1)	213,136	3.3	1.0%
Tax-free - Variable Rate - Capped (1)	72,715	3.1	1.0%
Total Secured Fixed or Hedged Rate Debt	1,136,226	3.8	4.0%
Conventional - Variable Rate	56,032	0.2	0.8%
Total Secured Debt	1,192,258	3.6	3.9%
Unsecured Debt
Fixed Rate or Swapped	406,000	7.1	3.9%
Variable Rate	108,000	-	1.3%
Total Unsecured Debt	514,000	5.6	3.4%
Total Debt	$1,706,258	4.2	3.7%

Total Fixed or Hedged Debt	$1,542,226	4.7	4.0%

(1)	The effective rate represents the average rate on the underlying variable debt unless the cap rates are reached, which average 4.6% of LIBOR for conventional caps and 5.4% of SIFMA for tax-free caps.

MAA	November 1, 2012	Supplemental Data S-7

DEBT AS OF SEPTEMBER 30, 2012 continued

Dollars in thousands

OUTSTANDING BALANCES

				Average
	Available			Years to
	Credit	Amount	Remaining	Contract
	Limit	Borrowed	Capacity	Maturity
Fannie Mae Credit Facilities	$638,236	$605,236	$33,000	5.9
Freddie Mac Credit Facilities	198,247	198,247	$-	1.8
Unsecured Credit Facility	323,827	108,000	$215,827	3.1
Other Secured Borrowings	388,775	388,775	$-	6.8
Other Unsecured Debt	406,000	406,000	$-	7.1
Total Debt	$1,955,085	$1,706,258	$248,827	5.7

DEBT MATURITIES OF OUTSTANDING BALANCES

	Credit Facility Amounts Borrowed
	Secured		Unsecured	Other	Other
Maturity	Fannie Mae	Freddie Mac	Facility	Secured	Unsecured	Total
2012	$-	$-	$-	$-	$-	$-
2013	-	-	-	-	-	$-
2014	153,721	198,247	-	16,494	-	$368,462
2015	120,000	-	108,000	50,967	-	$278,967
2016	80,000	-	-	-	-	$80,000
2017	80,000	-	-	61,123	162,000	$303,123
Thereafter	171,515	-	-	260,191	244,000	$675,706
Total	$605,236	$198,247	$108,000	$388,775	$406,000	$1,706,258

INTEREST RATE MATURITIES

	Fixed	Interest	Total		Interest	Total	Average
	Rate	Rate	Fixed Rate	Contract	Rate	Fixed or	Years to
	Debt	Swaps	Balances	Rate	Caps	Hedged	Maturity
2012	$-	$17,800	$17,800	4.4%	$-	$17,800
2013	-	190,000	190,000	5.2%	7,945	$197,945
2014	16,494	144,000	160,494	5.7%	59,631	$220,125
2015	35,768	75,000	110,768	5.6%	55,200	$165,968
2016	-	-	-	-	89,280	$89,280
2017	123,123	150,000	273,123	2.7%	48,795	$321,918
Thereafter	504,190	-	504,190	4.8%	25,000	$529,190
Total	$679,575	$576,800	$1,256,375	4.6%	$285,851	$1,542,226	4.7

SUMMARIES

				Years to
		Percent of	Interest	Rate
Floating Versus Fixed Rate or Hedged Debt	Balance	Total	Rate	Maturity
Fixed rate or swapped debt	$1,256,375	73.6%	4.6%	5.0
Capped debt	285,851	16.8%	1.0%	3.3
Floating (unhedged) debt	164,032	9.6%	1.1%	0.1
Total	$1,706,258	100.0%	3.7%	4.2

				Years to
		Percent of	Interest	Contract
Secured Versus Unsecured Debt	Balance	Total	Rate	Maturity
Unsecured debt	$514,000	30.1%	3.4%	6.3
Secured debt	1,192,258	69.9%	3.9%	5.5
Total	$1,706,258	100.0%	3.7%	5.7

	Total	Percent of	Total	Percent of
Unencumbered Versus Encumbered Assets	Cost	Total	NOI	Total
Unencumbered gross assets	$1,933,144	51.1%	$34,754	46.6%
Encumbered gross assets	1,850,661	48.9%	39,777	53.4%
Total Gross Assets	$3,783,805	100.0%	$74,531	100.0%

MAA	November 1, 2012	Supplemental Data S-8

JOINT VENTURE OPERATIONS

Dollars in thousands

OPERATING DATA (MAA'S PRO-RATA SHARE)

	Three Months Ended,		Nine Months Ended,
	September 30,		September 30,
	2012	2011	2012	2011
Property revenues	$1,674	$2,113	$5,483	$5,992
Property operating expenses	822	1,044	2,673	2,986
Net Operating Income	852	1,069	2,810	3,006

Interest expense	447	574	1,445	1,626
Depreciation and amortization	444	570	1,444	1,716
Other	33	32	91	194
Total Other Expenses	924	1,176	2,980	3,536

Gain (loss) from real estate joint ventures	$(72)	$(107)	$(170)	$(530)

BALANCE SHEET DATA

	September 30,	December 31,
	2012	2011
Gross real estate assets	$149,253	$195,069
Accumulated depreciation	(16,002)	(14,882)
Real estate assets, net	133,251	180,187
Other assets	6,813	7,552
Total assets	140,064	187,739

Notes payable	106,408	131,012
Other liabilities	45,095	67,655
Total liabilities	151,503	198,667

Member's equity	(11,439)	(10,928)
Total liabilities and member's equity	$140,064	$187,739

MAA's investment in real estate joint venture	$5,160	$17,006
MAA's pro-rata share of joint venture debt	$35,466	$43,666
MAA's pro-rata share of joint venture gross real estate assets	$49,746	$65,016
Percent of MAA wholly owned gross real estate assets	1%	2%

COMMUNITY DATA (as of end of period)

	September 30,	December 31,
	2012	2011
Number of communities	6	7
Number of units	1,782	2,261